Fees Summary	Jan. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,464,000.00
Previously Paid Amount	0.00
Total Fee Amount	377.24
Total Offset Amount	0.00
Net Fee	$ 377.24